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                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                              SEPARATE ACCOUNT SIX

                          POST-SUBSTITUTION SUPPLEMENT
                              DATED MARCH 31, 1999
                                       TO
                          PROSPECTUS DATED MAY 1, 1998

On March 31, 1999, Hartford Life and Annuity Insurance Company ("Hartford") made the following substitutions of shares held by subaccounts of Separate Account Six (the "Account"):

(1) shares of One Group-Registered Trademark- Investment Trust's Bond Portfolio for shares of Pegasus Variable Fund's ("Pegasus Trust") Bond Fund,
(2) shares of One Group Investment Trust's Diversified Equity Portfolio for shares of Pegasus Trust's Growth and Value Fund,
(3) shares of One Group Investment Trust's Diversified Mid-Cap Portfolio for shares of Pegasus Trust's Mid-Cap Opportunity Fund,
(4) shares of One Group Investment Trust's Large Cap Growth Portfolio for shares of Pegasus Trust's Growth Fund, and
(5) shares of One Group Investment Trust's Mid-Cap Value Portfolio for shares of Pegasus Trust's Intrinsic Value Fund.

The foregoing substitutions were carried out pursuant to an order of the Securities and Exchange Commission issued on March 17, 1999. The effect of the share substitution was to replace certain portfolios of Pegasus Trust with those of One Group Investment Trust as investment options under the Contracts as described in your May 1, 1998 prospectus.

The investment objectives of One Group Investment Trust's Bond Portfolio, Diversified Equity Portfolio, Diversified Mid-Cap Portfolio, Large Cap Growth Portfolio and Mid-Cap Value Portfolio are summarized below:

One Group Investment Trust's Bond Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate and long term debt securities. At least 65% of the Portfolio's total assets is invested in bonds and at least 65% in debt securities of all types with intermediate to long maturities. The Portfolio mainly invests in investment grade bonds and debt securities. These include mortgage-backed securities and other types of asset-backed securities. Banc One Advisors selects securities for the Portfolio by analyzing both individual securities and different market sectors. The Fund also may invest in convertible securities, preferred stock and loan participations. The Fund normally maintains a weighted average maturity of between four to twelve years, although it may shorten this maturity for temporary defensive purposes.

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One Group Investment Trust's Diversified Equity Portfolio seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income. The Fund seeks to achieve its objectives by investing mainly in common stocks of overlooked or undervalued companies that have the potential for earnings growth overtime. The Fund follows a multi-style strategy, meaning that it may invest across different capitalization levels targeting both value and growth oriented companies.

One Group Investment Trust's Diversified Mid-Cap Portfolio seeks long term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. It invests mainly in equity securities of companies with market capitalizations of $500 million to $5 billion. The Portfolio invests in companies of this size with strong growth potential, stable market share, and an ability to quickly respond to new business opportunities. The Portfolio uses a multi-style approach, meaning that it invests in mid-cap and other companies across different capitalization levels targeting both value and growth companies. The Portfolio invests at least 65% of its total assets in common stock and preferred stock, rights, warrants, securities convertible into common stock, and other equity securities. The Fund may invest up to 25% of its total assets in foreign securities and up to 20% of its total assets in investment grade debt securities, U.S. government securities, cash and cash equivalents.

One Group Investment Trust's Large Cap Growth Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities. It mainly invests in equity securities of large well-established companies. The weighted average market capitalization of such companies normally exceeds the median market capitalization of the Standard & Poor's 500 Composite Stock Price Index. The Fund normally invests at least 65% of its total assets in such equity securities.

One Group Investment Trust's Mid-Cap Value Portfolio seeks capital appreciation with a secondary goal of achieving current income by investing primarily in equity securities. At least 80% of the Portfolio's total assets are invested in equity securities, including common stock, debt securities and preferred stock convertible into common stock. It invests mainly in securities of companies with below-average price/earnings and price/book value ratios and having market capitalizations of $500 million to $5 billion. The Portfolio also considers a company's financial soundness and earnings prospectus. If Banc One Advisors thinks that a company's fundamentals are declining or that a company's ability to pay dividends is impaired, it may eliminate the Portfolio's holding of the company's securities.

Each Contract owner affected by the substitutions has been sent a written notice informing them that the substitutions were carried out and that they each may make one transfer of all amounts under a Contract invested in any one of the affected subaccounts on the date of the notice to another subaccount without that transfer counting as a "free" transfer permitted under a Contract. Also, Hartford will not exercise

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any rights reserved under the Contract to impose additional restrictions on transfers until at least thirty (30) days after the date of this supplement.

The Total Fund Operating Expenses are the same for the One Group Investment Trust Portfolios taking the place of the Pegasus Variable Funds except for One Group Investment Trust's Large Cap Growth Portfolio. The Total Fund Operating Expense information for that Portfolio is as follows:


                         ANNUAL FUND OPERATING EXPENSES
                         (As a percentage of net assets)


                                                                  MANAGEMENT         OTHER          TOTAL FUND
                                                                  FEES AFTER        EXPENSES         OPERATING
                                                                   WAIVERS                        EXPENSES AFTER
                                                                                                     WAIVERS
One Group Investment Trust Large Cap Growth Portfolio               0.65%            0.26%             0.91%


This supplement should be retained with the Prospectus for future reference


HV-2347